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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): JANUARY 21, 2002
                                                         ----------------




                             UNITED AUTO GROUP, INC.
                             -----------------------
             (Exact Name of Registrant as Specified in its Charter)







              DELAWARE                                      1-12297                                22-3086739
              --------                                      -------                                ----------
  (State or Other Jurisdiction of Incorporation)   (Commission File Number)          (IRS Employer Identification Number)


       13400 OUTER DRIVE WEST                                                                         48239
       ----------------------                                                                         -----
            DETROIT, MI                                                                        (Including Zip Code)
            -----------
(Address of Principal Executive Offices)





                                  313-592-7311
                                  ------------
              (Registrant's Telephone Number, Including Area Code)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT 99.1 - Press Release of United Auto Group, Inc. (the "Company"), dated January 21, 2002.

ITEM 9.  REGULATION FD DISCLOSURE

On January 21, 2002, United Auto Group, Inc. issued a press release announcing plans to commence retail sales and service of Mercedes-Benz passenger cars in the United Kingdom. A copy of the press release is attached hereto as Exhibit
99.1 and incorporated by reference herein.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:     January 21, 2002                  UNITED AUTO GROUP, INC.


                                             By: /s/ Robert H. Kurnick, Jr.
                                                 --------------------------
                                                     ROBERT H. KURNICK, JR.
                                             Its:    EXECUTIVE VICE PRESIDENT



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                                  EXHIBIT INDEX


     EXHIBIT                   DESCRIPTION OF EXHIBIT           SEQUENTIAL PAGE
     NUMBER                                                         NUMBER

    EXHIBIT 99.1                Press Release of United
                                Auto Group, Inc., dated
                                January 21, 2002